Exhibit 99.1

Unleashing the Potential of Immuno-Oncology Therapies May 31, 2025 © 2025 Xilio Therapeutics, Inc.

Forward-Looking Statements and Disclaimers This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding plans, timing and expectations related to: development timelines and anticipated milestones for Xilio’s programs; the receipt of future contingent payments under Xilio’s collaboration or partnership agreements with AbbVie and Gilead; the potential benefits of any of Xilio’s current or future product candidates in any indication; the sufficiency of, and the period in which Xilio expects to have, cash to fund its operations and additional development plans and milestones; the availability of additional capital to fund planned or future development plans and milestones, including plans and milestones beyond the period in which Xilio expects to have cash to fund its operations; and Xilio’s strategy, goals and anticipated financial performance, milestones, business plans and focus. The words “aim,” “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “seek,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of important risks, uncertainties and other factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, general market conditions; risks and uncertainties related to ongoing and planned research and development activities, including initiating, conducting or completing preclinical studies and clinical trials and the timing and results of such preclinical studies or clinical trials; the delay of any current or planned preclinical studies or clinical trials or the development of Xilio’s current or future product candidates; Xilio’s ability to obtain and maintain sufficient preclinical and clinical supply of current or future product candidates; Xilio’s advancement of multiple early-stage masked T cell engager programs; initial, preliminary or interim preclinical or clinical data or results, which may not be replicated in or predictive of future preclinical or clinical data or results; Xilio’s ability to successfully demonstrate the safety and efficacy of its product candidates and gain approval of its product candidates on a timely basis, if at all; results from preclinical studies or clinical trials for Xilio’s product candidates, which may not support further development of such product candidates; actions of regulatory agencies, which may affect the initiation, timing and progress of current or future clinical trials; Xilio’s ability to obtain, maintain and enforce patent and other intellectual property protection for current or future product candidates; Xilio’s ability to obtain and maintain sufficient cash resources to fund its operations; Xilio’s need to obtain additional cash resources to fund its operations beyond the first quarter of 2026, including to advance its pipeline of tumor-activated I-O molecules; the impact of international trade policies on Xilio’s business, including U.S. and China trade policies; and Xilio’s ability to maintain its collaboration or partnership agreements with AbbVie, Gilead and Roche. These and other risks and uncertainties are described in greater detail in the sections entitled “Risk Factor Summary” and “Risk Factors” in Xilio’s filings with the U.S. Securities and Exchange Commission (SEC), including Xilio’s most recent Annual Report on Form 10-K and any other filings that Xilio has made or may make with the SEC in the future. Any forward-looking statements contained in this presentation represent Xilio’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, Xilio explicitly disclaims any obligation to update any forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Xilio’s own internal estimates and research. While Xilio believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, Xilio has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Xilio’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. TECENTRIQ is a registered trademark of Genentech USA Inc., a member of the Roche Group. 2

Immuno-Oncology Therapy is the Key to Curative Potential, But Continues to Be Limited by Systemic Toxicity Xilio believes the next revolution in I-O therapy will harness the power of the body’s immune system by leveraging the dysregulated biology of the tumor against itself 3 I-O: immuno-oncology

Xilio Exploits Dysregulated MMP Activity, a Hallmark of Invasive Cancer Common Across a Wide Range of Solid Tumors, to Activate Molecules in the Tumor

MMPs are dysregulated broadly across solid tumors

MMP mRNA expression in tumor vs. normal tissue


MMPs
Bladder
Breast
Bile duct
Colon
Esophageal
Head & neck
Renal
Liver
Lung Adeno
Lung Squamous
Prostate
Rectal
Gastric
Thyroid
Endometrial
log2 Fold Change

MMPs and immune cells co-localize at the invasive edge of tumors

In situ mRNA expression in human breast cancer


Tumor cells
(TROP2)
MMP
(MMP2)
T cells
(CD4, CD8A)

Left panel: Heatmap summarizing RNA expression changes of genes encoding for selected MMPs (bottom) in tumor vs. adjacent normal samples from multiple TCGA studies (x-axis). Color intensity tracks with log2-transformed fold changes (log2FC). Pre-processed TCGA data were obtained from UCSC Xena. **Right panel:** Spatial gene expression analysis using Xenium platform (10X Genomics) showing expression of TROP2 (TACSTD2, pink), MMP2 (yellow), CD4 and CD8A (blue) in a human breast cancer sample. https://www.10xgenomics.com/products/xenium-in-situ/human-breast-dataset-explorer; Xenium Explorer Version 1.2.0; Instrument Analysis Version: Xenium- 1.0.1
MMP: matrix metalloproteases

4

Xilio Platform and Capabilities Delivering a Portfolio of Differentiated Molecules Across Diverse Mechanisms and Architectures



Antibodies



Cytokines



Bispecifics



T Cell Engagers

Vilastobart	XTX301	XTX501	Tumor-Activated Cell Engagers
Tumor-activated Fc-enhanced anti-CTLA-4	Tumor-activated IL-12	Tumor-activated PD-1/IL-2 bispecific	PSMA, CLDN18.2, STEAP1 and AbbVie Program

Clinically Validated Platform Technology and Capabilities

- ✓ Proprietary masking libraries and custom computational design workflows
- ✓ Clinically validated protease cleavage elements tumor-selective activation of molecules (250+ patients enrolled to date across clinical programs)
- ✓ Proprietary preclinical and clinical translational models
- ✓ Highly developable architectures with low immunogenicity in clinic and excellent stability

Top-Tier Pharma Partnerships and Collaborations

Roche

Co-funded clinical supply

GILEAD

Option to license IL-12

abbvie

Multi-program collaboration and option to license tumor-activated cell engagers

Significant future contingent payments, including:*

- $17.5M development milestone prior to opt-in (Gilead)
- Near-term collaboration milestones (AbbVie)
- Nomination fees for additional programs (AbbVie)
- $75M option fee on Phase 1/2 data package (Gilead)

xilio THERAPEUTICS

*Cash runway currently anticipated into Q1 2026, prior to and any potential future contingent payments under AbbVie and Gilead agreements.
PSMA: prostate-specific membrane antigen; CLDN18.2: claudin 18.2; STEAP1: six-transmembrane epithelial antigen of prostate 1

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Advancing Pipeline of Tumor-Activated Immunotherapies Leveraging Clinically-Validated Platform Technology, Including Masked T Cell Engagers

Program	Tumor Types	Discovery	IND-Enabling	Phase 1	Phase 2	Phase 3	Collaborations and Partnerships
Vilastobart (1) *Tumor-activated anti-CTLA-4*	Metastatic MSS CRC						Roche *Co-funded clinical supply*
XTX301 (2) *Tumor-activated IL-12*	Advanced Solid Tumors						GILEAD *Option to license*
XTX501 *Tumor-activated PD-1/IL-2*	Advanced Solid Tumors						
PSMA *Masked T cell engager*	Prostate						
CLDN18.2 *Masked T cell engager*	Gastric, Pancreatic, Esophageal, Lung						
STEAP1 *Masked T cell engager*	Prostate, Lung Colorectal						
Undisclosed *Masked T cell engagers* (3)	Undisclosed						abbvie *Collaboration and option*

1. Evaluating vilastobart in combination with atezolizumab (Tecentriq®) in patients with metastatic MSS CRC under co-funded clinical trial supply agreement with Roche.
2. Evaluating XTX301 in Phase 1 monotherapy dose escalation and dose expansion for the treatment of advanced solid tumors under exclusive global partnership with Gilead.
3. Advancing an initial masked T cell engager program in collaboration with AbbVie, and AbbVie has the right to nominate up to two additional masked T cell engager programs.

CRC: colorectal cancer; MSS: microsatellite stable

xilio THERAPEUTICS

6

Anticipated Milestones*

Milestone	Anticipated Timing
Vilastobart (tumor-activated anti-CTLA-4)	
Reported updated Phase 2 data in combination with atezolizumab in MSS CRC	May 2025 (ASCO)
Report updated Phase 2 data in combination with atezolizumab in MSS CRC, including at the 150 mg Q6W dose level for vilastobart	1H 2026
XTX301 (tumor-activated IL-12)	
Development milestone ($17.5M) prior to potential Phase 1/2 opt-in	Undisclosed
XTX501 (tumor-activated PD-1/IL-2)	
IND submission	Mid 2026
Masked T cell engager programs	
Nominate development candidate for PSMA	Q3 2025
Nominate development candidate for CLDN18.2	Q4 2025
Nominate development candidate for STEAP1	1H 2026
IND submissions for at least two masked T cell engager programs	2027

*Cash runway currently anticipated into Q1 2026, prior to any potential future contingent payments under AbbVie and Gilead agreements
Q6W: once every six weeks

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Vilastobart Tumor-Activated, Fc-enhanced Anti-CTLA-4

Vilastobart: Tumor-Activated, High Affinity Binding, Fc-Enhanced Anti-CTLA-4 Highlights from Previously Reported Data Inactive State ü High affinity binding, 10x potency of ipilimumab in preclinical studies(1)ü Fc mutations for enhanced effector function (ADCC), improved T cell priming and Treg Variable Domain depletion ADCC-enhanced Fc ü On-treatment biopsies in Phase 1 monotherapy Cleavage Sites demonstrated >70% activated molecule in tumor with <15% activated molecule in peripheryü Generally well-tolerated in Phase 1/2 (both as a Masking Domain monotherapy and combination therapy) consistent with tumor-activated designü Confirmed PRs observed with monotherapy and combination 1. Ipilimumab analog used for preclinical studies 9 ADCC: antibody-dependent cell-mediated cytotoxicity; NSCLC, non-small lung cancer; PR: partial response; Treg: regulatory T cells

CRC Incidence is Increasing, Particularly In Young Adults, with New Cases Typically Identified at Later Stages

~90,000 new cases of Stage 4 CRC patients estimated in the US per year

- CRC is 2nd in cancer-related deaths in the US and leading cause of cancer-related death in men younger than 50 in the US [2]
- CRC is 3rd in total annual new cases globally, with ~1.9M new cases and ~900,000 deaths related to CRC globally [3]

~95% of Stage 4 CRC patients have MSS CRC [1]


MSI-H
~5%
MSS CRC
~95%

1. Kawazoe. J Clin Oncol. 2024;42:2918. 2. Siegel. CA Cancer J Clin.2023;73:233. 3. Bray. CA Cancer J Clin 2024;74:229.
MSI-H: microsatellite instability-high

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Approved I-O Therapies Have Shown Little to No Efficacy in MSS CRC, While Other Anti-CTLA-4 Molecules in Development Have Been Limited by Toxicity to Date

- Treatment for advanced MSS CRC typically includes chemotherapy combinations, (1) followed by clinical trials or late-line therapies with minimal benefit (OS: ~6-9 months) (2)
- Immune checkpoint inhibitors (pembrolizumab/ nivolumab) approved in MSI-H CRC have no meaningful efficacy in patients with MSS CRC (0-3% ORR) (3)

Current Standard of Care in 3L+ MSS CRC Provides Minimal Benefit

Treatment	Line	ORR%
Regorafenib	3L/4L+	~1%
Fruquintinib	3L/4L+	~1.5%
Lonsurf	3L/4L+	~1.5%
Lonsurf + Avastin	3L	~6%

- Atezolizumab (PD-1) demonstrated no meaningful monotherapy efficacy in patients with MSS CRC (≤2% ORR)
- Third party anti-CTLA-4 agents in development:
  - Fc-enhanced, *not* masked anti-CTLA-4 reported 8-19% ORR in patients with MSS CRC without liver metastases but up to ~30% discontinuation rates due to AEs (4)
  - *Not* Fc-enhanced, masked anti-CTLA-4 reported 17-24% ORR in patients with MSS CRC without liver metastases but up to ~40% Grade 3+ treatment-related AEs (5)

xilio THERAPEUTICS

1. Eng. Lancet. 2024;404:294. 2. Grothey. Lancet. 2013;381:303; Mayer. N Engl J Med. 2015;372:1909; Li. JAMA. 2018;319:2486; Dasari. Lancet. 2023;402:41; Kawazoe. J Clin Oncol. 2024;42:2918. 3. Sahin. Am Soc Clin Oncol Educ Book. 2022:42:1. 4. Phase 2 response data and Phase 1 safety data reported by Agenus Inc. for the combination of botensilimab (anti-CTLA-4) and balstilimab (PD-1). 5. Phase 2 data by Adagene Inc. for the combination of muzastotug (anti-CTLA-4) and pembrolizumab (PD-1).
3L: third line; 4L: fourth line; AE: adverse event; ORR: objective response rate; OS: overall survival

11

Vilastobart Has Demonstrated Meaningful Clinical Activity and Differentiated Safety Profile in Combination, Supporting Opportunity in MSS CRC and a Range of Other Tumor Types 26% preliminary ORR observed in Phase 2 in heavily pre-treated patients (80% of patients 3L+) with MSS CRC without liver metastases Deep and durable responses ongoing for up to 37 weeks as of the data cutoff Combination of vilastobart and atezolizumab continued to demonstrate differentiated safety and tolerability profile Low incidence of colitis and other immune-mediated AEs, which have limited the potential for other anti-CTLA-4 agents Significant opportunity for vilastobart as a combination treatment in multiple tumor types 12 Data cutoff date: May 12, 2025

Vilastobart (anti-CTLA-4) Phase 2 Data for Combination of Vilastobart and Atezolizumab Presented at ASCO on May 31, 2025

Phase 1/2 Study Design for Vilastobart in Advanced Solid Tumors and Metastatic MSS CRC

PHASE 1A/B

Monotherapy Dose-Escalation and Expansion

Advanced Solid Tumors (n=39)

Vilastobart monotherapy RP2D established as 150 mg Q6W

Enrollment completed

PHASE 1C

Vilastobart + Atezolizumab Dose-Escalation

Advanced Solid Tumors (n=26)

Vilastobart dose levels up to 150 mg Q6W recently cleared

Evaluation of patients ongoing

PHASE 2

Vilastobart + Atezolizumab

Metastatic MSS CRC (n=44)

Vilastobart 100 mg Q6W + atezolizumab 1200 mg Q3W

KEY PHASE 2 ELIGIBILITY

- At least 1 prior chemotherapy regimen for metastatic CRC
- No prior checkpoint inhibitors
- Must be assessed for MSI-H or dMMR status – patients with MSI-H/dMMR tumors are excluded

Enrolling ~10 patients at vilastobart 150 mg Q6W to evaluate efficacy at higher dose level

NCT04896697

Q3W: once every three weeks

14

Phase 2 Enrolled Heavily Pre-Treated (3L+) Patients With MSS CRC With and Without Liver Metastases, Including Patients With Peritoneal Metastases Patient Total Prior Lines of Anti-Cancer Tumor Total Treatment Total Characteristics (n=44) Treatment Types (n=44) Status (n=44) Age, median (range) 55 (25-82) Median 4 (1-8) MSS CRC 44 Continuing on Treatment 14 Female 22 (50%) 1 4 (9%) with liver metastases 17 Discontinued Treatment 30 ECOG PS 0 18 (41%) 2 5 (11%) without liver Disease Progression 23 27 ECOG PS 1 26 (59%) metastases Adverse Events 4 with peritoneal Investigator Decision 1 8 metastases Other 2 80% of patients had 3 or more prior lines of treatment 15 Data cutoff date: May 12, 2025

Preliminary 26% ORR Reported in Patients With MSS CRC Without Liver Metastases 200% 80 Best Response Â Without With Best Response Liver Metastasis Liver Metastasis 60 Partial Response Per RECIST (n = 27) (n = 17) PR 7* 0 in 41% 40% Stable Disease 40 SD 5 3 Disease Progression ORR 26% 0% lesions 30% 25% 22% baseline 20 16% +20% 10% 10% 9% target 8% 7% 3% 2% 0% 0% fromof 0 -2% change -20 diameters -30% % -40 -32% of # -42% Best -47% -52% sum -60 -54% # -61% -71% -80 * Responders include: patients with both KRAS mutant and KRAS wild type tumors a patient with peritoneal metastases Data # PR cutoff confirmed date: after May the 12, data 2025 cutoff date * 6 confirmed PRs, 1 unconfirmed PR. In figure above, unconfirmed PR is noted with an asterisk. Â Figure above represents best response in target lesions. 3 patients with MSS CRC without liver metastases not included in figure above had progressive disease (patients had new 16 lesions but target lesions were not assessed).

Durable Anti-Tumor Activity Observed in Patients With MSS CRC Without Liver Metastases 6 out of 7 responders remain on treatment Treatment duration currently up to 37 weeks Best Response Partial response Stable disease Disease progression New lesion Treatment Status Ongoing Discontinued # Data cutoff date: May 12, 2025 17 # PR confirmed after the data cutoff date

Significant Reductions in Tumor Burden With Meaningful Improvements in Clinical Symptoms and Decreases in Tumor Biomarkers Data cutoff date: May 12, 2025 18 CEA: carcinoembryonic antigen; ctDNA: circulating tumor DNA

Radiographic Responses Were Accompanied by Substantial ctDNA Reductions Changes in sum of diameters Changes in ctDNA score 200% Baseline Best Baseline % from in Diameters of ctDNA Change Change Sum % in from Best Score * Data cutoff date: May 12, 2025 Dodged waterfall plot showing best % change from baseline in the sum of diameters of target lesions (left y-axis; purple bars) and best % change from baseline in ctDNA score (right y-axis; 19 yellow bars). Each pair of bars corresponds to the same patient (x-axis).

MSS CRC Patient With Liver Metastasis and Previously Reported Confirmed PR From Phase 1C Still On Treatment After 14+ Months With Response Deepening Patient with MSS CRC and Liver Metastasis Screening 9 weeks 18 weeks 27 weeks 36 weeks 45 weeks 57 weeks Sum of diameters 98.4 mm 70.5 mm 71.0 mm 66.3 mm 68.9 mm 59.2 mm 58.8 mm Change—28%—28%—33% -30% -40% -40% 69 year-old female Target Liver Lesion – Baseline Target Liver Lesion – 9 Weeks 5 prior lines of therapy:—FOLFOX-Avastin 15.6 mm 6.8 mm—FOLFIRI-Avastin—Cetuximab—Lonsurf Target Liver Lesion – 18 Weeks Target Liver Lesion – 27 Weeks—FOLFIRI-Panitumamab Phase 1C (combination dose escalation) 5.8 mm No visible lesion Administered vilastobart (150 mg Q6W) + atezolizumab (1200 mg Q3W) 20

Combination of Vilastobart and Atezolizumab Demonstrated Meaningfully Differentiated Safety and Tolerability Compared to Other Anti-CTLA-4 Agents

TRAEs ≥10% incidence (any Grade) or Grade 3/4 TRAEs with ≥ 5% incidence	All Phase 2 Patients *(n=44)* Any grade	Grade 3
Fatigue	13 (30%)	0
Infusion related reaction	10 (23%)	2 (5%)
related to vilastobart	9 (21%)	2 (5%)
related to atezolizumab	2 (5%)	0
Diarrhea or colitis	9 (20%)	2 (5%)
Diarrhea	8 (18%)	0
Colitis	3 (7%)	2 (5%)
AST increased	6 (14%)	2 (5%)
ALT increased	5 (11%)	2 (5%)
Pruritus	5 (11%)	0
Pyrexia	5 (11%)	0
WBC decreased	3 (7%)	2 (5%)

TRAEs are related to vilastobart or atezolizumab

Dose Reduction and Treatment Discontinuation	
Vilastobart dose reduction due to TRAE+	1 (2%)
Treatment discontinuation due to TRAE‡	2 (5%)

+ Dose reduction of atezolizumab is not permitted per protocol
‡ Reflects discontinuation of both vilastobart and atezolizumab

- No Grade 5 TRAEs and only 2 Grade 4 TRAEs (neutropenia and thrombocytopenia, n=1 each, both recovered)
- 11 patients (25%) required steroids or other immunosuppression for imAEs
- 3 patients (7%) experienced colitis
- 2 patients (5%) required treatment discontinuation for TRAEs: 1 patient with Grade 3 maculopapular rash, pruritis and febrile neutropenia; 1 patient with Grade 3 Triple-M overlap syndrome xilio THERAPEUTICS
Data cutoff date: May 12, 2025
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Potential Development Plan for 3L+ MSS CRC in Patients Without Liver Metastases

	3L+ MSS CRC
Patient population	Without Liver Metastases Eligible for 3L+ therapy
Investigational Arm	Vilastobart + anti-PD-(L)1
Control Arm	Regorafenib, Lonsurf or Fruquintinib *(physician's choice)*
Primary Endpoint	OS *(with opportunity to explore ORR for potential accelerated approval pathway)*
Estimated # Patients for Phase 3 Study in US	~450 patients
Estimated Duration of Phase 3 Study in US (from FPI to BLA submission)	~27 months
Estimated Annual Incidence in US	≥ 25,000 patients *(MSS CRC without liver metastases)*

Current Standard of Care in 3L+ MSS CRC Provides Minimal Benefit

Treatment	Line	ORR%	Median OS (months)
Regorafenib	3L/4L+	~1%	6.4
Fruquintinib	3L/4L+	~1.5%	7.4
Lonsurf	3L/4L+	~1.5%	7.1
Lonsurf + Avastin	3L	~6%	10.8

- ***Plan to engage with FDA for feedback on development path***
- ***Seeking opportunities to partner the vilastobart program to accelerate and expand further development and advance in 3L+ MSS CRC***

FPI: first patient dosed

22

Broad Opportunity for Vilastobart Across a Range of Tumor Types Where Approved Therapies Have Insufficient Efficacy or Limited by Safety and Tolerability Issues “Cold Tumors” with Rationale Clinical Activity Demonstrated Potential to Replace Currently for Fc-Enhanced, for Anti-CTLA-4, But No Currently Approved Therapies Masked Anti-CTLA-4 Approved Therapies for Anti-CTLA-4 MSS CRC NSCLC (post PD-1 NSCLC progression) Pancreatic/ ampullary MSI-H CRC carcinoma Prostate cancer Hepatocellular Carcinoma Ovarian Neoadjuvant MSI-H CRC Esophageal (squamous) Sarcoma Gastric cancer Melanoma Esophageal (non-squamous) Renal Cell Carcinoma Squamous Cell Lung Cancer Urothelial cancer Neoadjuvant melanoma 23 FPI: first patient dosed

XTX301 Tumor-Activated IL-12

XTX301: Tumor-Activated IL-12 XTX301 Designed to Overcome the Limitations of Inactive State Systemic Recombinant Human IL-12 Half-Life Extension Domain Activated XTX301 designed to have optimized short half-life IL-12 (half-life extension domain not retained) Potential for broad therapeutic index supported by robust preclinical data Efficient activation by human tumors demonstrated ex vivo Robust anti-tumor activity and tumor-selective PD in vivo Preliminary Phase 1 data demonstrating promising clinical profile:1 Cleavage Site—Sustained IFNc signaling without evidence of tachyphylaxis throughout treatment cycles Effector Domain—Generally well-tolerated with no DLTs and no dose reductions observed Masking Domain—No Grade 4 or Grade 5 treatment-related AEs, with majority of treatment-related AEs Grade 1 or 2 MTD not yet established and continuing to advance in Phase 1 dose escalation in partnership with Gilead 1. As of November 25, 2024. Treatment-related AEs most commonly consisted of flu-like symptoms, cytokine release syndrome, increased aspartate aminotransferase (AST) and alanine aminotransferase (ALT) and decreased blood cell counts. 25 MTD: maximum tolerated dose

XTX301 Advancing in Partnership with Gilead, Designed to Explore Broad Potential of IL-12 Across Solid Tumors with $75M Option Fee at Phase 1/2 Data Package $55.0M Gilead received an exclusive global total received to date ($30M cash upfront payment + license to develop and commercialize $25M in total equity investments) Xilio’s tumor-activated IL-12 program, including XTX301 Up to $592.5M Xilio responsible for clinical development total contingent payments: of XTX301 in ongoing Phase 1 trial $17.5M development milestone prior to option fee through initial planned Phase 2 trial $75M option fee Up to $500M for additional development, regulatory Following delivery by Xilio of specified and sales-based milestones after option fee Phase 1/2 clinical data package, Gilead can elect to pay option fee and becomes responsible for all further development Tiered royalties: and commercialization for XTX301 high single-digits to mid-teens Contingent payments are subject to meeting the terms under Gilead agreement, as more fulsomely described in our public filings. If Gilead elects not to opt-in, the agreement will 26 automatically terminate

XTX501 PD-1/IL-2 bispecific

XTX501: Tumor-Activated PD-1/IL-2 Bispecific
Designed to Enable High Potency, PD-1 Antibody-Like PK and Tolerability


Inactive State
mAb variable domain
Alpha-optimized IL-2
Cleavage Site
PD-1 mAb
Masking Domain

Demonstrated Synergistic Anti-Tumor Activity, Antibody-Like PK and Favorable Tolerability in NHP

- Full potency alpha-optimized IL-2 with affinity-tuned, VHH-based mask
- Non-masked PD1 in Fc-silenced heterodimeric IgG1 backbone
- XTX501 designed to direct IL-2 to PD1+ T cells and induce a differentiated, enhanced immune response to cancer compared to PD-(L)1 monotherapy or PD-(L)1 + IL-2 combination
- Effective masking *in vitro,* potent *in vivo* pharmacology as monotherapy and antibody-like half-life and tolerability in NHP
- XTX501 currently advancing in initial IND-enabling activities

Next Anticipated Milestone

Mid 2026: IND submission

NHP: non-human primate; VHH: variable heavy domain of heavy chain.

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Tumor-Activated Design of XTX501 Demonstrated Optimal PK and Tolerability Preclinically Non-Masked PD-1/IL-2 Bispecific Was Rapidly XTX501 Achieved Antibody-Like Exposures and Cleared and Poorly Tolerated Was Well-Tolerated Even at High Doses Non-masked PD1/IL2 Bispecific Non-masked PD1/IL2 Bispecific XTX501 XTX501 Concentration vs. Time Body weight change vs. Time Concentration vs. Time Body weight change vs. Time 1000 20 1000 20 100 change 10 100 change 10% % ug/mL 10 weight 0 ug/mL 10 weight 0 1 Body -10 1 -10 Body 0.1 -20 0.1 -20 0 100 200 300 400 0 5 10 15 0 100 200 300 400 0 5 10 15 Time (hr) Days post-treatment start Time (hr) Days post-treatment start Equimolar dosing aligned with XTX501 2.75 or 0.92 mg/kg intravenous injection in non-tumor bearing C57BL/6-hFcRn mice. Body weight data are displayed until day 14 the last time point measured.

XTX501 Demonstrated Tumor-Specific Pharmacology with Peripheral Effects Limited to Increases in Antigen-Specific/Memory Cells

Peripheral Expansion of T Cells in Response to XTX501 Was Limited to Antigen-Specific/Memory Cells



Spleen
Fold change Over Vehicle
100
80
60
40
20
4
3
2
1
0
CD8
Effector Memory
Granz B
IFNγ
TCF1
Antigen-specific
Vehicle
XTX501

XTX501 Treatment Demonstrated Robust Increases in Activated T Cell Populations in Tumor



Tumor
Fold change Over Vehicle
100
80
60
40
20
4
3
2
1
0
CD8
Effector Memory
Granz B
IFNγ
TCF1
Antigen-specific
Vehicle
XTX501

Female C57BL/6 hPD-1 mice (n=5 in each treatment group) were inoculated with 0.5x106 MC38 tumor cells subcutaneously in the right flank. On day 0, 3 mice received XTX501 bispecific or vehicle. The percentage of cells for each immune phenotype was calculated as percentage of live CD45+ cells and the ratio of percent cells after XTX501 treatment to vehicle treatment is presented as mean ± SEM. Effector memory (CD44+CD62L-), Antigen-Specific (p15E-Pentamer). Data generated with analogue of XTX501 with minimal variance in amino acid sequence.

30

XTX501 Demonstrated Differentiated Pharmacology vs PD1 and Combination of PD1+IL-2 in Tumor Model, Suggesting Enhanced Anti-Tumor Immunity Preclinically

Robust Preclinical Monotherapy Activity Beyond Fc-IL-2 + PD1 Combination was Observed with XTX501



Vehicle
Fc-IL-2 + PD1
XTX501
Tumor Volume Change from Baseline
1000
500
100
80
60
40
20
0
-20
-40
-60
-80
-100

XTX501 Demonstrated Increased Intra-Tumoral Cytotoxic and TCF1+ Stem-Like T Cells



Tumor CD8+GranzymeB+ T cells
Tumor CD8+TCF1+ T cells
Fold-Change Over Vehicle
20
15
10
8
6
4
2
0
Vehicle
PD1+Fc-IL-2
XTX501

Left panel: Female C57BL/6 hPD-1 mice (n=8 in each treatment group) were inoculated with MB49 tumor cells. On day 0, 5 mice received vehicle or equimolar doses of anti-PD1 antibody (pembrolizumab) plus XTX202 (Masked βγIL-2), or XTX501. Tumor volume change on day 12 post treatment relative to baseline is shown as a waterfall plot. **Right panel:** Female C57BL/6 hPD-1 mice (n=5 in each treatment group) were inoculated with MB49 tumor cells. On day 0, 5 mice received vehicle or equimolar doses of anti-PD1 antibody (pembrolizumab) plus XTX202 (Masked βγIL-2), or XTX501. Tumors were harvested on day 7 post initial treatment and tumor infiltrating lymphocytes were phenotyped using flow cytometry. Fold-over mean vehicle is shown for the treatment arms for CD8+/GranzymeB positive and CD8+/TCF1+ T cells.
Data generated with analogue of XTX501 with minimal variance in amino acid sequence.

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XTX501 Demonstrated Favorable Tolerability in NHP Single Dose PK Study in NHP Minimal Effects of XTX501 on Serum Albumin Tolerable Up to 30 mg/kg (i.e., No Signs of Vascular Leak Syndrome) XTX501 Concentration Over Time Serum Albumin Concentration Over Time 1000 6 100 5 10 (g/dL) 4 3 g/mL 1 ¼ 3 mg/kg 0.1 LLOQ ALB 2 3 mg/kg 10 mg/kg 10 mg/kg 1 30 mg/kg 0.01 Reference range 30 mg/kg 0.001 0 0 100 200 300 400 0 168 336 Time (hr) Time (hr) Female PK analysis cynomolgus demonstrated monkeys dose were -proportional given a single exposure 30-minute and linear intravenous elimination infusion across of all XTX501 doses at tested 3, 10, . (B) and Albumin 30 mg/kg remained and samples within were normal collected ranges for in animals PK and receiving clinical pathology 3 and 10 analysis mg/kg PD . (A)— 1/IL-2 and was transiently decreased in animals receiving 30 mg/kg XTX501. There were no observed adverse clinical observations, and transaminase levels remained within normal 32 ranges for all animals. Data generated with analogue of XTX501 with minimal variance in amino acid sequence.

Development Strategy: Focus Phase 1 on Tumor Types with Demonstrated Responses to a Non-Masked PD-1/IL-2, Including Post-PD-1 and PD-L1 Low/Negative Tumors PD-(L)1 Monotherapy ORR: Lung adenocarcinoma 17% Clinical data for PD-(L)1 monotherapy and Lung SCC 17% for IBI363 (non-masked PD-1/IL-2) guide Head & neck SCC 16% Cervical & endocervical 15% strategy to start enrichment in Phase 1 for Colorectal, MSI-h 39% particular tumor types, including: Stomach adenocarcinoma 20% Skin cutaneous melanoma 37%—Melanoma (including mucosal) Breast, TNBC 21%*—NSCLC (PD-L1 low/negative; post IO) Kidney renal clear cell 20%* Thyroid carcinoma 6%*—HNSCC Bladder urothelial carcinoma 23%—Ovarian Breast, HER2+ 12%* Colorectal, MSS 0% Pancreatic adenocarcinoma 0% Breast, invasive 7%* Also consider: Ovarian cancer 11%*—Cervical Uterine corpus endometrial 19% Liver hepatocellular 15%—Breast (TNBC) Prostate adenocarcinoma 5%*—CRC Glioblastoma multiform 9%* 0 25 50 75 100 Fraction of tumors ( % ) list TCGA of indications data were of obtained interest from was www obtained .cbioportal from .org/. The molecular subtypes of colorectal and breast cancer samples were derived from Cortes-Ciriano I et al, 2017 and Lehmann BD et al, 2016 respectively. The Cristescu R et al, 2018 (10.1126/science.aar3593). The top tertile expression value was computed for both PD-1 and PD-L1 using all samples from all indications of 33 interest, and used as cutoff to determine the PD-1 and PD-L1 expression status (high, low) of each sample. Indications were sorted according to the percentage of PD-1high PD-L1high samples. PD-(L)1 monotherapy ORRs from Mao et al., Cancer Immunology, Immunotherapy, 2023 except where noted with asterisk *: ORRs here from Chen et al., Frontiers in Oncology, 2022

Masked T Cell Engager Programs

Masked T Cell Engagers (TCE) Have Untapped Potential in Solid Tumors TCEs are a promising new modality for cancer immunotherapy with meaningful clinical activity However, many compelling TCE targets have remained out of reach due to toxicity limitations TCEs simultaneously bind to CD3 on T cells and tumor-associated antigens (TAAs) on tumor cells forming a synapse that induces T cell-mediated killing of tumor cells Selective activation in the tumor via masking has been shown clinically to meaningfully improve the therapeutic index Masking has the potential to enable opportunities for many TAA targets previously thought to be undruggable Adding co-stimulatory signaling can further enhance sustained T cell-mediated killing 35

Masked T Cell Engagers are Designed to Optimize Therapeutic Index by Maximizing Tumor Exposure and Minimizing Peripheral Activity and Off-Tumor Cytotoxicity

"ATACR" Format
(masked cell engager)

Designed to release a potent, short half-life T cell engager upon tumor-selective activation

Optimized for speed + simplicity

"SEECR" Format
(masked cell engager + co-stimulatory domain)

Builds on the ATACR format and adds a co-stimulatory domain designed to further enhance potency and durability of T cell response

Optimized for differentiation + enhanced activity



Tumor Tissue
Active cell engager with short half-life
T cell
Cancer cell
Mask and half-life extension domain released
T cell engagement, activation, co-stimulation and tumor cell killing
Cancer-associated proteases activate molecule in tumor
Masking Domain
TAA Targeting Domain
CD3 Targeting Domain
Half-life Extension Domain
Costimulatory Domain
No molecule activation in healthy tissue
Added in SEECR format only
Healthy Tissue
T cell
Normal cell
Masked, inactive cell engager molecule
No T cell engagement
No T cell activation

Illustrations generated using Biorender.com
ATACR: advanced tumor-activated cell engager; SEECR: selective effector-enhanced cell engager xilio THERAPEUTICS 36

Xilio's Masked T Cell Engagers Incorporate Our Validated Masking Approach, Conditional Half-Life Optimization +/- Co-Stimulation

Target: PSMA (ATACR Format)	Target: CLDN18.2 (ATACR Format)	Target: STEAP1 (SEECR Format)
• Potential best-in-class anti-tumor activity and masking profile • Designed with CD3 masking to release active molecule with short half-life • Protease-dependent activity validated *in vitro* and *in vivo*	• First-in-class potential as masked T cell engager for CLDN18.2 • Design incorporates preclinically validated ATACR platform components and high-affinity CLDN18.2 binding domain	• First-in-class potential as masked T cell engager for STEAP1 • Preclinical studies demonstrated enhanced activity with antibody-like PK and favorable tolerability *in vivo* • Preclinical validation of multiple co-stimulatory domains

Anticipated Milestones:

Q3 2025: nominate development candidate	**Q4 2025:** nominate development candidate	**1H 2026:** nominate development candidate

2027: IND submissions for at least two masked T cell engager programs

Addressable Tumor Types:

Prostate cancer	***Gastric, esophageal, pancreatic and lung cancers***	***Prostate, colorectal and lung cancers***

PK: pharmacokinetics

37

ATACR Format for PSMA Demonstrated Potential for Improvement in Therapeutic Index In Vitro and Anti-Tumor Activity with Favorable Tolerability In Vivo ATACR Format for PSMA Demonstrated Potential for ATACR Format for PSMA Elicited Significant Protease-Meaningful Improvement in Therapeutic Index In Vitro Dependent Anti-Tumor Activity In Vivo T Cell Activation Anti-Tumor Activity SEM) 2500 100 + 2000 Vehicle 80 (mm³ 1500 TAA-ATACR Non-activatable Control Killing 1000 60 TAA-ATACR volume 500 *** 40 Tumor 0 20 0 5 10 15 20 Days post-treatment initiation %Normalized 0 -20 Tolerability 01 1 00 0 20 . 1 SEM) 0 1000 + Concentration (pM) ( 10 Vehicle PSMA-ATACR change 0 TAA-ATACR Non-activatable Control % PSMA-ATACR + MMP TAA-ATACR # weight -10 JANX007 (PSMA) JANX007# (PSMA) + MMP -20 Body 0 5 10 15 20 Days post-treatment initiation based Left panel: cell viability Primary readout human . Right T cells panel: were co A375 -cultured tumor with cells LNCAP were inoculated prostate cancer in NSG cells mice . Tumor engrafted cell killing with human in response T cells to . Anti indicated -tumor titrations activity and of test tolerability articles by was body evaluated weight using change a luciferase in response— 38 to indicated test articles was evaluated over time. Two-way ANOVA followed by Dunnett’s multiple comparisons test was used for statistical analysis (***P < 0.001) # JANX007 analogue generated in-house

SEECR Format Demonstrated Unique Ability to Drive Sustained, Serial Tumor Cell Killing Over Multiple Rounds of Stimulation in Preclinical Model



Longitudinal Target Cell Killing
% Target Cell Killing
100
50
0
1st Round
2nd Round
3rd Round
4th Round
5th Round
Control TCE
Non-masked TCE
SEECR

Addition of co-stimulatory signaling resulted in sustained activity enabling more durable T cell responses

Human T cells were incubated over five consecutive rounds with indicated test articles and A431 cancer cells and percent tumor cell killing was assessed using a luminescence readout.

39

Prototype SEECR Molecules Demonstrated Differentiated Activity Compared to Unmasked T Cell Engagers In Vivo SEECR Drove Enhanced Tumor T Cell SEECR Enabled Superior Anti-Tumor Activity Infiltration and Proliferation vs Non-Masked TCE in Multiple Mouse Models vs . 25 Breast Cancer Model 1 (CD3+) 100 1 cells 20 1200 TGI%=58 80 SEM) TGI%=110 T(live) cells + 15T 800 CD3TCE 60 (mm³ CD8 10 40 ** volume 400 changecontrol Ki67+ ***—5 20 **** Fold 0 0 Tumor 0 Percent 0 10 20 30 E E R E E R Days post-engraftment C C C C TTTT l l d o e d SEEC r o e SEEC Vehicle t r k t k n s n s o a o a Control TCE C C—m—m n Non-masked TCE n o o N SEECR N Left and middle panel: Immunophenotyping (flow cytometry) of tumor-infiltrating T cells from A375 tumor model treated with indicated test articles. Right panel: HCC70 tumor cells were inoculated in NSG mice engrafted with human T cells. Anti-tumor activity of indicated test articles was evaluated over time. Two-way ANOVA followed by Dunnett’s multiple comparisons 40 test was used for statistical analysis (*P < 0.05; **P < 0.005; ***P < 0.001)

Collaboration, License and Option Agreement with AbbVie to Develop Novel Tumor-Activated Immunotherapies, Including Masked T Cell Engagers

$52.0M
total received to date
($42M cash upfront payment + $10M equity investment)

Up to ~$2.1B
total contingent payments:

- **option-related fees for masked T cell engager programs**
- **development, regulatory and sales-based milestones across all programs**

Tiered royalties:
mid to high single-digits

Initial programs for tumor-activated immunotherapies

1. **Masked T cell engager program:** *Xilio responsible for advancing through opt-in by AbbVie prior to IND submission*
2. **Masked antibody-based program:** *Xilio responsible for advancing through early preclinical development*

xilio THERAPEUTICS

Payments are subject to meeting the terms under the AbbVie agreement, as more fulsomely described in our public filings. Subject to the terms of the agreement, AbbVie has the right to nominate up to two additional masked T cell engager programs (option programs).

41

Recent Financial Results and Management Overview

Q1 2025 Financial Results (1) Anticipate Cash Runway Into Q1 2026 Balance Sheet March 31, 2025 Cash and Cash Equivalents $89.1M Statement of Operations Three Months Ended March 31, 2025 Collaboration and License Revenue $2.9M Research & Development Expenses $8.3M General & Administrative Expenses $8.5M Net Loss $(13.3M) Common Stock Outstanding (2) Prefunded Warrants Outstanding (2) 51,782,273 shares of common stock 25,602,707 shares of common stock underlying prefunded warrants 1. Unaudited. Estimated cash runway is prior to any potential future contingent payments under AbbVie and Gilead agreements 43 2. As of May 5, 2025

Deep Expertise to Build a Transformational Immuno-Oncology Company ULI BIALUCHA, PH.D. SCOTT COLEMAN, PH.D. Chief Scientific Officer Chief Development Officer CHRIS FRANKENFIELD CAROLINE HENSLEY Chief Financial and Operating Officer Chief Legal Officer KATARINA LUPTAKOVA, M.D. RENÉ RUSSO, PHARM.D. Chief Medical Officer Chief Director Executive Officer and President, Experienced Leadership Team with Proven Track Record in Biotech and Pharma Developing Novel Therapies 44